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               SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC 20549


                            FORM 8-K


                         CURRENT REPORT
             PURSUANT TO SECTION 13 or 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                AUGUST 28, 2001 (AUGUST 22, 2001)


                AEGIS COMMUNICATIONS GROUP, INC.
                --------------------------------
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    DELAWARE              0-14315                 75-2050538
    --------              -------                 ----------
(STATE OR OTHER         (COMMISSION             (IRS EMPLOYER
JURISDICTION OF         FILE NUMBER)         IDENTIFICATION NO.)
INCORPORATION)


     7880 BENT BRANCH DRIVE, SUITE 150, IRVING, TEXAS  75063
     -------------------------------------------------------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                          (972) 830-1800

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         a. Previous Independent Accountants

         In a decision approved by the Audit Committee of the Company's Board of Directors, PricewaterhouseCoopers LLP ("PwC") was dismissed as the Company's independent accountants on August 22, 2001. PwC's reports on the Company's December 31, 2000 and 1999 consolidated financial statements contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to audit scope, accounting principles or uncertainties.
During the Company's two most recent fiscal years and through the date of this report, the Company believes it had no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in their reports. The Company requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the foregoing; and providing any appropriate disclosure pursuant to Regulation S-K, Item 304(a)(1)(v). The letter dated August 28, 2001 is attached as Exhibit 16.1 hereto and incorporated by reference.

         b. New Independent Accountants

         Simultaneously with the dismissal of its former auditors on August
22, 2001, the Company engaged the accounting firm Arthur Andersen LLP
("Arthur Andersen") to be its independent accountants, replacing PwC. During the two most recent fiscal years and subsequent interim periods, the Company has not consulted with Arthur Andersen regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304(a)(1)(v) of regulation S-K).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    EXHIBITS

                16.1    Letter from PricewaterhouseCoopers LLP dated August 28,
                        2001.



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


    Dated:  August 28, 2001      AEGIS COMMUNICATIONS
                                 GROUP, INC.


                                 By: /s/ Michael J. Graham
                                    --------------------------------------------
                                         Michael J. Graham
                                         EXECUTIVE VICE PRESIDENT-CORPORATE
                                         DEVELOPMENT AND CHIEF FINANCIAL OFFICER



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                               INDEX TO EXHIBITS


Exhibit
Number                                   Description
-------                                  -----------

16.1            Letter from PricewaterhouseCoopers LLP dated August 28, 2001.